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Independent Accountants’ Report on Applying Agreed-Upon Procedures

Hyundai Capital America (the Company)

Re: Hyundai Auto Lease Securitization Trust 2018-B, Asset-Backed Notes (the “Notes”) – Data File Procedures

We have performed the procedures described below, which were agreed to by the Company and by other third parties who execute an agreement with KPMG LLP in which each such party agrees to the procedures and takes responsibility for the sufficiency of the procedures performed for such party’s purposes (such third parties and the Company are together referred to herein as the “Specified Parties”), on the specified attributes identified by the Company in an electronic data file entitled “HALST 2018-B Pool Tape (Final).xlsx” (the “Data File”), provided by the Company on May 14, 2018, containing information on 42,931 retail automobile and sport utility vehicle lease receivables as of close of business on May 13, 2018 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $0.01 and 0.1%, respectively.

•	The term “Leases” means retail closed-end, new automobile and sport utility vehicle leases originated by motor vehicle dealers in the Hyundai, Kia, and Genesis network of dealers.

•	The term “Title Document” means a Certificate of Title, a copy of the Certificate of Title, Application for Certificate of Title With/Without Registration, Electronic Title, Title Application, Application for Registration of New Vehicle, Application for Certificate of Ownership, Manufacturers Statement of Origin, Manufacturers Certificate of Origin, or information from the Title Explorer System.

•	The term “Lease File” means any file containing some or all of the following documents contained in the Company’s contract and credit application system or provided by the Company: Lease Contract, Notice of Change, Title Document, Credit Application, DealerTrack Application, HCA Credit Decision, Purchaser’s Statement, Insurance Acknowledgement, Insurance Identification Card, Insurance Verification (as a stand-alone document or included in the Lease Contract), Proof of Insurance, and/or Agreement to Provide Insurance. We make no representation regarding the validity, enforceability, or authenticity of such Lease File documents.

•	The term “LeasePak System” means the Company’s electronic lease system used to service the Leases.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

•	The term “Title Explorer System” means the Company’s internal web-based system used to maintain title information.

•	The term “Vehicle Model Mapping” means a schedule provided by the Company containing the mapping of specific vehicle models to general vehicle models and vehicle types.

•	The term “Sources” refers collectively to the Lease File, the LeasePak System, the Title Explorer System, and the Vehicle Model Mapping.

We performed the following procedures:

A.	The Company instructed us to select a random sample of 150 Leases from the Data File (the “Sample Leases”). A listing of the Sample Leases was provided to the Company.

B.	For each Sample Lease, we compared or recomputed the attributes listed below to or using the corresponding information contained in the Sources. The Specified Parties indicated that the absence of any of the noted Sources or the inability to agree the indicated information from the Data File to one or more Sources indicated below (utilizing instructions provided by the Company, as applicable) for each of the attributes identified constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attribute	Sources / Instructions

Adjusted Capital Cost	Lease Contract, Notice of Change (if applicable), or the corresponding information in the LeasePak System

Contract Residual Value	Lease Contract, Notice of Change (if applicable), or the corresponding information in the LeasePak System

Monthly Payment Amount	Lease Contract, Notice of Change (if applicable), or the corresponding information in the LeasePak System

Contract Date	Lease Contract

Original Term (number of months)	Lease Contract, Notice of Change (if applicable), or the corresponding information in the LeasePak System

Maturity Date	LeasePak System

Total Lease Payments Paid	LeasePak System. In the event the Total Lease Payments Paid stated in the Data File did not agree to the corresponding information in the LeasePak System, we were instructed by the Company to recompute the Total Lease Payments Paid using the Account Payment History information (identified in the “Summary of Money Received” category) in the LeasePak System, excluding any payment(s) made after the Cutoff Date and any Security Deposits listed in the LeasePak System.

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Base Delinquent Amount	LeasePak System. In the event the Base Delinquent Amount stated in the Data File did not agree to the corresponding information in the LeasePak System, we were instructed by the Company to recompute the Base Delinquent Amount using the Payment Amount Due information (identified in the “Delinquent Pmt. Info.” category) in the LeasePak System, and to subtract any delinquent amount related to the payment due date after the Cutoff Date, and add any payment(s) made after the Cutoff Date listed in the Account Payment History information in the LeasePak System.

Base Residual Value	We were instructed by the Company to compare the Base Residual Value stated in the Data File to the lesser of: a) the ALG Residual (stated in the “ALG MLI” column in the Data File), b) the Contract Residual value stated in the Data File, or, c) the Updated ALG Residual Value (stated in the “ALG MTM” column in the Data File).

State	Lease Contract (Lessee Address section), or State of Equipment (EQ) listed in the LeasePak System.

Vehicle Make	Lease Contract. The Company instructed us that if the Lease Contract stated the Vehicle Model Year was 2017 or later and either (1) the Vehicle Make was “Hyundai” and the Vehicle Model was “Genesis” or “Equus,” or (2) the Vehicle Model was “G80” or “G90,” the information was considered to be in agreement if the Vehicle Make stated in the Data File was “Genesis.”

Vehicle Model	Lease Contract and Vehicle Model Mapping as applicable. The Company instructed us that if the Lease Contract stated the Vehicle Model Year was 2017 or later, the Vehicle Make was “Hyundai,” and the Vehicle Model was “Genesis” or “Equus,” the information was considered to be in agreement if the Vehicle Model stated in the Data File was “G80” or “G90,” respectively.

Vehicle Type (New or Used)	Title Explorer System. We were instructed by the Company to consider the Vehicle Type to be “New” if the Title Explorer System indicated the vehicle was not previously titled or registered, or the previous owner was a dealership or an affiliated entity.

Manufacturer’s Suggested Retail Price (MSRP)	LeasePak System

FICO Score	LeasePak System

Money Factor	LeasePak System

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The information regarding the Sample Leases in the Data File was found to be in agreement with the respective information stated in the Sources.

C.	In addition to the procedures described above, for each Sample Lease, we observed the presence of the following in the Sources:

●	Title Document. We were instructed by the Company to observe that the Company’s name appeared in the Title Document as the Lien Holder, Owner, or Security Interest Holder/Lessor. The Company informed us that the following were acceptable names for the Company: Hyundai Lease Titling Trust, Hyundai Lse Titlng Trst, Hyundai Lse Titlng Trs Lsr, Hyundai Lse Tlg Trst Lsr, Hyundai Lease Titling Trst, Lsr Hyundai Lease Titling Trust, Kia Motors Fin, Hyundai Lease Tit Trust Lsr, Hyundai Lse Ttling Trst Lsr, Hyundai Lse Tlg Trst, Hyundai Lse Titling Trst, Hyundai Lease Title Trust, Hyundai Lease Titling Trust Lsr, Hyundai Lse Titlng Trst Lsr, HLTT, Hyun Lse Titling Trst Lsr, Hyundai Lease Titling Trus, Hyundai Ls Ttl Tr Lsr, Hyundai Lse Titlg Trst Lsr, Hyundai Lse Titling Trst Lsr, Hyundai Lse Tt Lsr, Hyundai Lse Ttlng Trst Lsr, Hyundai, Lease, Titlng Trst, Hyundai Lse Titling Tr Lsr, Hyundai Lease Titling Trust Lessor, Hyundai Lease Titlinig Trust, and Hyundai Lease Ttl Tst Lsr, Hyundai LTT LSR, and Hyundai Lease Titlnig Trust.

●	Signed Credit Application. The Company informed us that a signed Credit Application, DealerTrack Application, HCA Credit Decision, or Purchaser’s Statement were acceptable forms of credit application.

●	Proof of Insurance. The Company informed us that an Insurance Acknowledgement, Insurance Identification Card, Insurance Verification, Proof of Insurance, or Agreement to Provide Insurance were acceptable forms of proof of insurance.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Sources, and information and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding, (i) the physical existence of the Leases, (ii) the reasonableness of the instructions provided by the Company, (iii) the reliability or accuracy of the Data File and the Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).

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The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
May 24, 2018

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